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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                      -------------------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 2005
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                            Collins Industries, Inc.
             (Exact name of registrant as specified in its charter)
                     --------------------------------------

          Missouri                    0-12619                    43-0985160
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

   15 Compound Drive, Hutchinson, KS                               67502
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (620) 663-5551

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

     On August 29, 2005, upon the recommendation and approval of the audit committee of its board of directors, Collins Industries, Inc. (the "Company")
engaged McGladrey & Pullen, LLP ("McGladrey") to serve as the Company's independent auditors.

     During the Company's two most recent fiscal years and the subsequent interim period prior to the Company's engagement of McGladrey, neither the
Company nor anyone on behalf of the Company consulted with McGladrey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (ii) any other matter that was either the subject of a disagreement (as defined in Regulation
S-K Item 304(a)(1)(iv)) or a reportable event (as described in Regulation S-K
Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

        (c)   Exhibits.

        99.1  Press Release of Collins Industries, Inc. dated August 31, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COLLINS INDUSTRIES, INC.

Date:  August 31, 2005
                                     By:    /s/ Cletus C. Glasener
                                        ----------------------------------------
                                     Name:   Cletus C. Glasener
                                     Title:  Vice President of Finance and Chief
                                             Financial Officer